UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06200

Schwab Investments – Schwab Global Real Estate Fund

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Jonathan de St. Paer

Schwab Investments – Schwab Global Real Estate Fund

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: February 28

Date of reporting period: February 28, 2023

Item 1: Report(s) to Shareholders.

Annual Report | February 28, 2023
Schwab Global Real Estate Fund

This page is intentionally left blank.

In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc., dba Schwab Asset ManagementTM
Distributor: Charles Schwab & Co., Inc. (Schwab)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab.
Schwab Global Real Estate Fund | Annual Report1

Schwab Global Real Estate Fund
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Total Returns for the 12 Months Ended February 28, 2023
Schwab Global Real Estate Fund (Ticker Symbol: SWASX)	-14.55%[1]
FTSE EPRA Nareit Global Index (Net)*	-15.18%
Fund Category: Morningstar Global Real Estate[2]	-15.70%
Performance Details	pages 6-8
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
*
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
1
Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.
2
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
2Schwab Global Real Estate Fund | Annual Report

Schwab Global Real Estate Fund
The Investment Environment

For the 12-month reporting period ended February 28, 2023, U.S. and international equity markets lost ground as inflation spiked, interest rates rose, and economic growth around the world slowed. The ongoing war between Russia and Ukraine and the continuing, albeit uneven, fallout from the COVID-19 pandemic weighed on economies and markets around the world. The U.S. dollar rose against a basket of foreign currencies through October 2022, but generally declined through the remainder of the reporting period, ending it slightly higher than it began. For the reporting period, the FTSE EPRA Nareit Global Index (Net)*, which represents general trends in eligible real estate securities worldwide, returned -15.18%, while the Dow Jones Equity All REIT Capped IndexTM, which represents U.S. real estate investment trusts (REITs), returned -12.15%. The S&P 500® Index, a bellwether for the overall U.S. stock market, returned -7.69% for the same period. Outside the U.S., the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, and the MSCI Emerging Markets Index (Net)*, returned -3.14% and -15.28%, respectively.
After recovering from severe pressures early in the COVID-19 pandemic, U.S. REITs began to weaken early in the reporting period as inflation continued to rise and the U.S. Federal Reserve (Fed) began raising interest rates, dampening demand. Following a rebound between mid-June and mid-August 2022, U.S. REITs again slumped, hitting reporting-period lows in mid-October 2022 before generally rising again. Among REIT sub-industries in the Dow Jones Equity All REIT Capped Index, all posted losses for the reporting period. Office REITs were the weakest sub-industry, as remote work maintained momentum, even as COVID-19 restrictions diminished, and office vacancies soared. Residential REITs were also comparatively weak, as high valuations, rising interest rates, and slowing rent growth expectations discouraged investors.
Real estate markets outside the United States were also weak for the reporting period, with returns generally pressured by rising inflation and interest rates. Among real estate securities in countries included in the FTSE EPRA Nareit Global Index, the weakest returns came from securities in Russia, Germany, and Norway, and the strongest came from securities in Turkey, Mexico, and Chile.
Asset Class Performance Comparison % returns during the 12 months ended February 28, 2023

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not a guarantee of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and Schwab Asset Management.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
Schwab Global Real Estate Fund | Annual Report3

Schwab Global Real Estate Fund
The Investment Environment (continued)

In the United States, amid fading government stimuli, ongoing supply chain disruptions, persisting inflation, and a widening trade deficit, gross domestic product (GDP) contracted for the first and second quarters of 2022, decreasing at an annualized rate of -1.6% and -0.6%, respectively. GDP grew in the last two quarters, at an annualized rate of 3.2% and 2.6% for the third and fourth quarters, respectively. Inflation rose steadily in the first half of 2022, hitting a 40-year high in June 2022, before declining through the end of the reporting period, as certain consumer and energy prices began to recede. The unemployment rate remained low despite inflationary pressures, ending the reporting period near pre-pandemic lows.
Outside the United States, conditions were similar. The eurozone, despite considerable headwinds, managed to maintain positive, albeit waning, GDP growth throughout 2022 as COVID-19 restrictions eased and tourism increased in response to pent-up demand. The United Kingdom posted small gains in GDP growth for the first and second quarters of 2022, in part driven by increased COVID-19 testing and tracing and an expansion of its vaccination program, contracted slightly in the third quarter, and rose slightly for the fourth quarter. Japan’s GDP growth vacillated within a small range throughout 2022. Among emerging markets, China’s GDP growth remained positive during the reporting period but slowed notably as it dealt with numerous headwinds including political turbulence, COVID-19 lockdowns and quarantines, and a severe property downturn, as a result of stalled demand, a decline in financing for property development, halted construction on in progress projects, and homeowners pausing payment of their mortgages on incomplete builds. Although India posted positive gains in GDP for all four quarters of 2022, its growth slowed over the year, in part due to reductions in private spending as borrowing costs escalated. Oil prices peaked at over $120 per barrel in early March 2022 as sanctions were imposed on Russian imports—and again in June on supply-and-demand imbalances—but generally retreated for the rest of the reporting period, ending at just under $80 per barrel.
Monetary policy around the world varied as central banks responded to the changing conditions. In the United States, after maintaining the federal funds rate in a range of 0.00% to 0.25% from mid-March 2020 through mid-March 2022, the Fed shifted its stance as inflation continued to rise and indicators of economic activity and employment continued to strengthen. After issuing successively stronger signals that interest rates could begin to rise sooner in 2022 than previously anticipated, the Fed raised the federal funds rate eight times during the reporting period. The federal funds rate ended the reporting period in a range of 4.50% to 4.75%. The Fed wrapped up its bond-buying program in March 2022, and in June 2022 began to reduce the $9 trillion in assets held on its balance sheet, vowing to be even more aggressive than during its last round of quantitative tightening between 2017 and 2019. In developed international countries, central banks generally followed suit. The European Central Bank raised its interest rate five times over the reporting period in an effort to dampen demand and control inflation, which rose into double digits in October. The Bank of England raised its key official bank rate eight times during the reporting period, bringing borrowing costs to a 14-year high as it wrestled with soaring inflation. In contrast, the Bank of Japan continued to uphold its short-term interest rate target of -0.1%, unchanged since 2016, but in late December 2022 unexpectedly announced that it would widen the band around the yield target on its 10-year government bond, which pushed the yen higher. Monetary policy rates in emerging markets for the most part rose, with central banks in India, Indonesia, Brazil, Mexico, and Pakistan all raising their rates multiple times over the reporting period in an effort to counteract the impacts of inflation. In contrast, after cutting its prime rate in August 2022, China left its rate unchanged through the remainder of the reporting period. Loan demand began to rebound as China finally eased its stringent COVID-19 policies in early 2023. Russia, which had raised its benchmark policy rate to 20% in February 2022 amid the broadening fallout of Western sanctions in retaliation against its invasion of Ukraine, reduced it several times during the reporting period.
4Schwab Global Real Estate Fund | Annual Report

Schwab Global Real Estate Fund
Fund Management

Iain Clayton, CFA, Senior Portfolio Manager and Head of Quantitative Portfolio Management for Schwab Asset
Management, is responsible for the day-to-day co-management of the fund. Mr. Clayton also leads Schwab
Asset Management’s quantitative investment management team. Prior to joining Schwab in 2013, Mr. Clayton spent more than five years at SSI Investment Management where he was a portfolio manager and the director of quantitative research. In these roles, Mr. Clayton co-managed multiple investment strategies and developed quantitative models and valuation approaches. From 2004 to 2008, he worked as a portfolio manager and director at RCM Capital Management (now known as Allianz Global Investors) and helped manage various equity portfolios and developed fundamental-based stock selection models. Prior to that, he was a vice president at Eureka Investment Advisors for almost three years and also served as a senior quantitative analyst and assistant portfolio manager. He has also worked as a quantitative research analyst at RCM Capital
Management.

Wei Li, Ph.D., CFA, Senior Portfolio Manager for Schwab Asset Management, is responsible for the day-to-day co-management of the fund. Prior to joining Schwab in 2012, Ms. Li spent more than 10 years at Barclays
Global Investors (now known as BlackRock), where she held a number of positions. From 2001 to 2009, she worked in various roles in the global advanced active group, including portfolio management and quantitative research for both U.S. and international equity markets. After 2009, she worked in the defined contribution research and product development area for almost two years.

Holly Emerson, CFA, Senior Portfolio Manager for Schwab Asset Management, is responsible for the day-to-day co-management of the fund. Prior to joining Schwab in 2014, Ms. Emerson spent nearly 10 years at Algert Coldiron Investors LLC (now known as Algert Global), a quantitative market-neutral hedge fund manager. She held a number of positions at Algert, including assistant portfolio manager and director of operations. In her various roles, she acted as the lead portfolio manager for the Canadian fund, conducted macroeconomic research, and managed relationships with prime brokerage investment banks.

Schwab Global Real Estate Fund | Annual Report5

Schwab Global Real Estate Fund as of February 28, 2023

The Schwab Global Real Estate Fund (the fund) seeks capital growth and income consistent with prudent investment management. Under normal circumstances, the fund invests at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in securities of U.S. and non-U.S. real estate companies and companies related to the real estate industry. The fund invests globally, and as of the end of the report period, held securities in 19 countries. For more information on the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended February 28, 2023, U.S. and international equity markets lost ground as inflation spiked, interest rates rose, and economic growth around the world slowed. The ongoing war between Russia and Ukraine and the continuing, albeit uneven, fallout from the COVID-19 pandemic weighed on economies and markets around the world. U.S. real estate securities mostly underperformed the broader U.S. equity market. After recovering from severe pressures early in the COVID-19 pandemic, U.S. REITs began to weaken early in the reporting period as inflation continued to rise and the U.S. Federal Reserve (Fed) began raising interest rates, dampening demand. Following a rebound between mid-June and mid-August 2022, U.S. REITs again slumped, hitting reporting-period lows in mid-October 2022 before generally rising again. Real estate markets outside the United States were also weak for the reporting period, with returns generally pressured by rising inflation and interest rates. The U.S. dollar rose against a basket of foreign currencies through October 2022, but generally declined through the remainder of the reporting period, ending it slightly higher than it began.
Performance. The fund returned -14.55%1 for the 12-month reporting period ended February 28, 2023, outperforming the -15.18% return of the FTSE EPRA Nareit Global Index (Net)2 (the index), which the fund uses for performance comparisons.
Positioning and Strategies. The fund’s overweight investment in Gaming & Leisure Properties, Inc. was a top contributor to the fund’s performance relative to the index. Gaming & Leisure Properties owns and leases casinos and other entertainment facilities and performed well thanks to its low leverage and stable fundamentals. The fund’s holdings of Gaming & Leisure Properties returned approximately 26% for the reporting period.
The fund’s overweight investment in Yuexiu Property Co., Ltd., a Chinese company which, through its subsidiaries, develops, manages and invests in properties, was another contributor to the fund’s performance relative to the index. Yuexiu Property was backed by the government and reported better sales than its peers. The fund’s holdings of Yuexiu Property returned approximately 58% in U.S. dollar terms for the reporting period.
The fund’s overweight investment in TAG Immobilien AG was the top detractor from the fund’s performance relative to the index. TAG Immobilien, a German company, develops, sells, and rents commercial and residential buildings and special-purpose properties. TAG Immobilien was impacted by the quick rise in interest rates by the European Central Bank and the war in Ukraine, as well as the poorly timed acquisition of a Polish portfolio in 2021. The fund’s holdings of TAG Immobilien returned approximately -64% in U.S. dollar terms for the reporting period.
The fund’s overweight investment in Piedmont Office Realty Trust, Inc., a self-managed real estate investment trust (REIT), was another detractor from the fund’s performance relative to the index. Piedmont Office Realty Trust suffered as remote work maintained momentum, even as COVID-19 restrictions diminished, and office vacancies soared. The fund’s holdings of Piedmont Office Realty Trust returned approximately -42% for the reporting period.
From a country perspective, China and the United Arab Emirates were the largest contributors to the fund’s relative performance. Stock selection in China and an overweight investment in the United Arab Emirates stocks played a role in each country’s relative outperformance. The performance of the fund’s holdings in Chinese stocks was due to them being government backed and less debt burdened. United Arab Emirates stocks benefitted from higher oil prices and tourism. Germany and Hong Kong were the largest detractors from the fund’s relative performance. An overweight investment in German stocks, as well as stock selection within the country, detracted from the fund’s relative performance. A subset of the fund’s German holdings were impacted by the quick rise in interest rates by the European Central Bank and the war in Ukraine. Stock selection in Hong Kong also played a role in the fund’s relative underperformance.

Management views and portfolio holdings may have changed since the report date.
1
Total return for the report period above differs from the return in the Financial Highlights. The total return presented above is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.
2
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
6Schwab Global Real Estate Fund | Annual Report

Schwab Global Real Estate Fund
Performance and Fund Facts as of February 28, 2023

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Performance of Hypothetical $10,000 Investment (February 28, 2013 – February 28, 2023)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Global Real Estate Fund (5/31/07)	-14.55%[2]	1.54%	3.37%
FTSE EPRA Nareit Global Index (Net)[3]	-15.18%	0.97%	2.54%
Fund Category: Morningstar Global Real Estate[4]	-15.70%	1.98%	3.13%
Fund Expense Ratio[5]: 0.73%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Small-company stocks may be subject to greater volatility than many other asset classes.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations.
The fund is subject to risks associated with the direct ownership of real estate securities, and an investment in the fund will be closely linked to the performance of the real estate markets.
1
Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns may have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
2
Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.
3
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
4
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
5
As stated in the prospectus. Effective June 27, 2022, the management fee was reduced to 0.50%. For more information, see financial note 4 or refer to the prospectus. Reflects the total annual fund operating expenses without contractual fee waivers. For actual expense ratios during the period, refer to the Financial Highlights section of the financial statements.
Schwab Global Real Estate Fund | Annual Report7

Schwab Global Real Estate Fund
Performance and Fund Facts as of February 28, 2023 (continued)

Statistics
Number of Holdings	124
Weighted Average Market Cap (millions)	$23,952
Price/Earnings Ratio (P/E)	13.1
Price/Book Ratio (P/B)	1.2
Portfolio Turnover Rate	88%
Industry Weightings % of Investments

Top Holdings % of Net Assets1

Country Weightings % of Investments2

Portfolio holdings may have changed since the report date.
Source of Industry Classification: S&P and MSCI.
1
This list is not a recommendation of any security by the investment adviser.
2
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
8Schwab Global Real Estate Fund | Annual Report

Schwab Global Real Estate Fund
Fund Expenses (Unaudited)
Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in the fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning September 1, 2022 and held through February 28, 2023.
The Actual Return line in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
The Hypothetical Return line in the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical return line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	EXPENSE RATIO (ANNUALIZED) [1]	BEGINNING ACCOUNT VALUE AT 9/1/22	ENDING ACCOUNT VALUE (NET OF EXPENSES) AT 2/28/23	EXPENSES PAID DURING PERIOD 9/1/22-2/28/23 [2]
Schwab Global Real Estate Fund
Actual Return	0.73%	$1,000.00	$977.50	$3.58
Hypothetical 5% Return	0.73%	$1,000.00	$1,021.17	$3.66

[1]	Based on the most recent six-month expense ratio.
[2]
Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 days in the period, and divided by
365 days in the fiscal year.

Schwab Global Real Estate Fund | Annual Report9

Schwab Global Real Estate Fund
Financial Statements
FINANCIAL HIGHLIGHTS

	3/1/22– 2/28/23	3/1/21– 2/28/22	3/1/20– 2/28/21	3/1/19– 2/29/20	3/1/18– 2/28/19
Per-Share Data
Net asset value at beginning of period	$7.66	$7.13	$7.53	$7.70	$7.28
Income (loss) from investment operations:
Net investment income (loss)[1]	0.19	0.16	0.15	0.19	0.20
Net realized and unrealized gains (losses)	(1.31)	0.68	(0.34)	0.24	0.51
Total from investment operations	(1.12)	0.84	(0.19)	0.43	0.71
Less distributions:
Distributions from net investment income	(0.18)	(0.31)	(0.08)	(0.55)	(0.29)
Distributions from net realized gains	—	—	(0.13)	(0.05)	—
Total distributions	(0.18)	(0.31)	(0.21)	(0.60)	(0.29)
Net asset value at end of period	$6.36	$7.66	$7.13	$7.53	$7.70
Total return	(14.66%)	11.82%	(2.41%)	5.34%	10.01%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.85%[2,3]	1.05%	1.05%	1.05%	1.05%
Gross operating expenses	0.88%[3]	1.10%	1.11%	1.12%	1.12%
Net investment income (loss)	2.91%	2.01%	2.24%	2.36%	2.68%
Portfolio turnover rate	88%	75%	72%	96%	90%
Net assets, end of period (x 1,000)	$299,811	$362,805	$281,229	$304,251	$295,752

[1]	Calculated based on the average shares outstanding during the period.
[2]
Effective June 27, 2022, the net operating expense limitation was lowered from 1.05% to 0.75%. The ratio presented for the period ended February 28, 2023 is a blended ratio (see financial note 4 for additional information).

[3]	Ratio includes less than 0.005% of non-routine proxy expenses.
See financial notes
10Schwab Global Real Estate Fund | Annual Report

Schwab Global Real Estate Fund
Portfolio Holdings  as of February 28, 2023

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com.The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.5% OF NET ASSETS

Australia 3.3%
Charter Hall Retail REIT	365,817	977,614
Dexus	215,530	1,217,865
Goodman Group	33,574	446,637
National Storage REIT	1,966,877	3,322,691
Scentre Group	227,819	455,013
Vicinity Ltd.	2,536,748	3,470,753
		9,890,573

Belgium 1.9%
Aedifica S.A.	19,911	1,682,951
Warehouses De Pauw CVA	132,724	4,050,477
		5,733,428

Brazil 0.4%
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	106,015	303,337
Direcional Engenharia S.A.	257,007	755,491
		1,058,828

Canada 2.5%
Artis Real Estate Investment Trust	239,382	1,594,710
H&R Real Estate Investment Trust	617,964	5,937,346
		7,532,056

China 4.0%
China Overseas Property Holdings Ltd.	1,375,000	1,604,482
China Resources Land Ltd.	650,000	2,888,123
Greentown China Holdings Ltd.	421,000	575,640
Kerry Properties Ltd.	1,483,831	3,715,410
Longfor Group Holdings Ltd.	780,083	2,233,092
Sunac China Holdings Ltd. *(a)	408,000	77,188
Yuexiu Property Co., Ltd.	640,599	943,441
		12,037,376

France 1.0%
ICADE	20,581	1,029,630
Klepierre S.A. *	18,969	473,080
Unibail-Rodamco-Westfield *	22,379	1,414,074
		2,916,784

Germany 1.6%
Deutsche Wohnen SE	41,620	942,738
Grand City Properties S.A.	166,806	1,702,583
Vonovia SE	84,714	2,130,476
		4,775,797

SECURITY	NUMBER OF SHARES	VALUE ($)
Hong Kong 4.7%
CK Asset Holdings Ltd.	1,166,796	7,318,181
Fortune Real Estate Investment Trust	177,000	149,982
K Wah International Holdings Ltd.	909,000	314,020
Link REIT	209,024	1,375,688
Sino Land Co., Ltd.	2,603,092	3,338,077
Sun Hung Kai Properties Ltd.	49,000	669,654
The Wharf Holdings Ltd.	446,000	987,573
		14,153,175

Indonesia 0.2%
Ciputra Development Tbk PT	11,615,960	754,085

Japan 8.6%
Daiwa House Industry Co., Ltd.	13,200	304,672
Goldcrest Co., Ltd.	41,595	513,345
Hulic Co., Ltd.	58,600	466,381
Hulic REIT, Inc.	1,173	1,313,488
Invincible Investment Corp.	4,946	1,993,300
Japan Hotel REIT Investment Corp.	1,235	698,018
Japan Real Estate Investment Corp.	108	447,267
Kenedix Retail REIT Corp.	1,661	3,021,815
Mitsubishi Estate Co., Ltd.	220,948	2,746,429
Mitsui Fudosan Co., Ltd.	199,400	3,800,290
Nippon Building Fund, Inc.	795	3,355,574
NIPPON REIT Investment Corp.	336	821,543
Nomura Real Estate Holdings, Inc.	32,100	715,650
NTT UD REIT Investment Corp.	2,008	2,003,806
Sekisui House REIT, Inc.	1,139	603,049
Takara Leben Real Estate Investment Corp.	240	159,270
Tokyu REIT, Inc.	1,932	2,770,815
		25,734,712

Mexico 1.4%
Fibra Uno Administracion S.A. de C.V.	2,956,325	4,210,741

Philippines 0.4%
Robinsons Land Corp.	4,316,500	1,173,484

Singapore 3.6%
CapitaLand Investment Ltd.	590,900	1,629,699
CDL Hospitality Trusts	1,062,200	1,000,900
City Developments Ltd.	502,600	2,875,049
Lendlease Global Commercial REIT	9,921,413	5,224,198
		10,729,846

Spain 1.9%
Merlin Properties Socimi S.A.	612,743	5,829,984

See financial notes
Schwab Global Real Estate Fund | Annual Report11

Schwab Global Real Estate Fund
Portfolio Holdings  as of February 28, 2023 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Sweden 2.1%
Pandox AB *	201,615	2,724,436
Sagax AB, Class B	73,143	1,799,406
Wihlborgs Fastigheter AB	224,944	1,872,072
		6,395,914

Switzerland 0.4%
Swiss Prime Site AG	14,663	1,235,597

United Arab Emirates 1.6%
Emaar Development PJSC *	930,182	1,196,834
Emaar Properties PJSC	2,344,487	3,570,657
		4,767,491

United Kingdom 2.9%
Big Yellow Group plc	105,050	1,526,010
Land Securities Group plc	80,138	661,716
LXI REIT plc	2,327,487	3,161,804
Safestore Holdings plc	207,255	2,517,683
Segro plc	36,867	364,138
The Unite Group plc	29,484	348,041
		8,579,392

United States 57.0%
Alexandria Real Estate Equities, Inc.	16,893	2,530,234
American Assets Trust, Inc.	11,871	299,505
Apple Hospitality REIT, Inc.	247,338	4,083,550
Armada Hoffler Properties, Inc.	81,524	1,045,138
AvalonBay Communities, Inc.	2,019	348,318
Boston Properties, Inc.	4,174	273,313
Brixmor Property Group, Inc.	52,109	1,179,748
BRT Apartments Corp.	29,600	626,632
Camden Property Trust	26,782	3,073,502
CareTrust REIT, Inc.	278,458	5,477,269
Community Healthcare Trust, Inc.	10,100	391,274
Crown Castle, Inc.	21,177	2,768,893
CubeSmart	25,768	1,210,838
EastGroup Properties, Inc.	23,651	3,861,499
EPR Properties	115,655	4,723,350
Equinix, Inc.	19,356	13,322,154
Equity Commonwealth	22,039	467,888
Equity Residential	36,626	2,289,857
Essential Properties Realty Trust, Inc.	60,566	1,560,180
Essex Property Trust, Inc.	33,463	7,631,572
Extra Space Storage, Inc.	21,696	3,572,246
Gaming & Leisure Properties, Inc.	109,246	5,886,174
Healthpeak Properties, Inc.	91,409	2,199,301
Host Hotels & Resorts, Inc.	235,855	3,962,364
Innovative Industrial Properties, Inc.	6,205	548,584
InvenTrust Properties Corp.	18,270	441,951
Invitation Homes, Inc.	95,851	2,996,302
SECURITY	NUMBER OF SHARES	VALUE ($)
Kilroy Realty Corp.	38,546	1,388,427
Kimco Realty Corp.	37,951	782,170
Life Storage, Inc.	44,438	5,355,668
Medical Properties Trust, Inc.	24,122	248,457
Mid-America Apartment Communities, Inc.	53,827	8,617,703
National Health Investors, Inc.	26,074	1,434,070
National Retail Properties, Inc.	57,578	2,609,435
Office Properties Income Trust	27,523	452,478
Omega Healthcare Investors, Inc.	21,970	588,576
Piedmont Office Realty Trust, Inc., Class A	210,428	1,925,416
Postal Realty Trust, Inc., Class A	38,285	560,110
Prologis, Inc.	200,387	24,727,756
Public Storage	28,779	8,603,482
Realty Income Corp.	78,154	4,997,948
Regency Centers Corp.	38,192	2,402,277
Sabra Health Care REIT, Inc.	93,702	1,115,991
SBA Communications Corp.	15,559	4,035,227
Simon Property Group, Inc.	40,651	4,963,081
SITE Centers Corp.	245,270	3,279,260
Spirit Realty Capital, Inc.	12,441	512,320
Sun Communities, Inc.	7,911	1,132,381
Tanger Factory Outlet Centers, Inc.	83,600	1,579,204
UDR, Inc.	52,372	2,243,616
Ventas, Inc.	30,128	1,465,727
VICI Properties, Inc.	67,673	2,269,076
Welltower, Inc.	39,094	2,897,647
WP Carey, Inc.	47,666	3,868,573
		170,827,712
Total Common Stocks (Cost $295,530,302)		298,336,975

RIGHTS 0.0% OF NET ASSETS

Hong Kong 0.0%
Link REIT
expires 03/21/23, strike HKD 44.20 *(a)	41,804	39,411
Total Rights (Cost $0)		39,411
Total Investments in Securities (Cost $295,530,302)		298,376,386

*	Non-income producing security.
(a)	Fair valued using significant unobservable inputs (see financial note 2(a), Securities for which no quoted value is available, for additional information).

CVA —	Dutch Certificate
REIT —	Real Estate Investment Trust
HKD —	Hong Kong Dollar
See financial notes
12Schwab Global Real Estate Fund | Annual Report

Schwab Global Real Estate Fund
Portfolio Holdings  as of February 28, 2023 (continued)

The following is a summary of the inputs used to value the fund’s investments as of February 28, 2023 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$184,383,422	$—	$—	$184,383,422
Australia	—	9,890,573	—	9,890,573
Belgium	—	5,733,428	—	5,733,428
China	—	11,960,188	77,188	12,037,376
France	—	2,916,784	—	2,916,784
Germany	—	4,775,797	—	4,775,797
Hong Kong	—	14,153,175	—	14,153,175
Japan	—	25,734,712	—	25,734,712
Philippines	—	1,173,484	—	1,173,484
Singapore	—	10,729,846	—	10,729,846
Spain	—	5,829,984	—	5,829,984
Sweden	—	6,395,914	—	6,395,914
Switzerland	—	1,235,597	—	1,235,597
United Arab Emirates	—	4,767,491	—	4,767,491
United Kingdom	—	8,579,392	—	8,579,392
Rights[1]
Hong Kong	—	—	39,411	39,411
Total	$184,383,422	$113,876,365	$116,599	$298,376,386

[1]	As categorized in the Portfolio Holdings.
See financial notes
Schwab Global Real Estate Fund | Annual Report13

Schwab Global Real Estate Fund
Statement of Assets and Liabilities

As of February 28, 2023
Assets
Investments in securities, at value - unaffiliated (cost $295,530,302)		$298,376,386
Cash		155,125
Foreign currency, at value (cost $72,718)		72,605
Deposit with broker for futures contracts		768,000
Receivables:
Dividends		837,341
Fund shares sold		205,487
Foreign tax reclaims		156,996
Prepaid expenses	+	18,973
Total assets		300,590,913

Liabilities
Payables:
Fund shares redeemed		340,488
Investments bought		152,219
Investment adviser and administrator fees		118,827
Shareholder service fees		34,952
Accrued expenses	+	133,237
Total liabilities		779,723
Net assets		$299,811,190

Net Assets by Source
Capital received from investors		$346,943,129
Total distributable loss	+	(47,131,939)
Net assets		$299,811,190

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$299,811,190		47,113,581		$6.36

See financial notes
14Schwab Global Real Estate Fund | Annual Report

Schwab Global Real Estate Fund
Statement of Operations

For the period March 1, 2022 through February 28, 2023
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $748,596)		$11,731,292
Interest received from securities - unaffiliated		893
Securities on loan, net	+	481
Total investment income		11,732,666

Expenses
Investment adviser and administrator fees		1,857,350
Shareholder service fees		570,629
Custodian fees		79,002
Portfolio accounting fees		69,915
Professional fees		63,390
Registration fees		31,675
Shareholder reports		21,524
Proxy fees[1]		13,941
Independent trustees’ fees		11,663
Transfer agent fees		1,824
Other expenses	+	22,229
Total expenses		2,743,142
Expense reduction	–	93,892
Net expenses	–	2,649,250
Net investment income		9,083,416

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - unaffiliated		(43,787,380)
Net realized losses on futures contracts		(367,171)
Net realized gains on foreign currency transactions	+	18,547
Net realized losses		(44,136,004)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		(13,997,374)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(19,864)
Net change in unrealized appreciation (depreciation)	+	(14,017,238)
Net realized and unrealized losses		(58,153,242)
Decrease in net assets resulting from operations		($49,069,826)

[1]	Proxy fees are non-routine expenses (see financial note 4 for additional information).
See financial notes
Schwab Global Real Estate Fund | Annual Report15

Schwab Global Real Estate Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	3/1/22-2/28/23		3/1/21-2/28/22
Net investment income		$9,083,416	$6,478,218
Net realized gains (losses)		(44,136,004)	29,723,949
Net change in unrealized appreciation (depreciation)	+	(14,017,238)	(5,184,617)
Increase (decrease) in net assets resulting from operations		($49,069,826)	$31,017,550

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($8,541,748)	($12,406,849)

TRANSACTIONS IN FUND SHARES
	3/1/22-2/28/23			3/1/21-2/28/22
		SHARES	VALUE	SHARES	VALUE
Shares sold		4,432,137	$28,665,001	10,739,437	$84,967,134
Shares reinvested		1,167,310	7,743,523	1,377,869	10,628,598
Shares redeemed	+	(5,879,283)	(41,790,483)	(4,149,840)	(32,630,499)
Net transactions in fund shares		(279,836)	($5,381,959)	7,967,466	$62,965,233

SHARES OUTSTANDING AND NET ASSETS
	3/1/22-2/28/23			3/1/21-2/28/22
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		47,393,417	$362,804,723	39,425,951	$281,228,789
Total increase (decrease)	+	(279,836)	(62,993,533)	7,967,466	81,575,934
End of period		47,113,581	$299,811,190	47,393,417	$362,804,723
See financial notes
16Schwab Global Real Estate Fund | Annual Report

Schwab Global Real Estate Fund
Financial Notes

1. Business Structure of the Fund:
Schwab Global Real Estate Fund is a series of Schwab Investments (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:
SCHWAB INVESTMENTS (ORGANIZED OCTOBER 26, 1990)
Schwab Global Real Estate Fund	Schwab Tax-Free Bond Fund
Schwab Treasury Inflation Protected Securities Index Fund	Schwab California Tax-Free Bond Fund
Schwab U.S. Aggregate Bond Index Fund	Schwab Opportunistic Municipal Bond Fund
Schwab Short-Term Bond Index Fund	Schwab 1000 Index® Fund
Schwab Global Real Estate Fund offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the fund’s Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law. The "Fund Complex" includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The fund may invest in certain mutual funds and exchange-traded funds (ETFs), which are referred to as "underlying funds". For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC) and are available on the SEC’s website at www.sec.gov.
(a) Security Valuation:
Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated authority to a Valuation Designee, the fund’s investment adviser, to make fair valuation determinations under adopted procedures, subject to Board oversight. The investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and liabilities as well as to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. The Valuation Designee may utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
Securities held in the fund’s portfolio are valued every business day. The following valuation policies and procedures are used by the Valuation Designee to value various types of securities:
• Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
• Foreign equity security fair valuation: The Valuation Designee has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the valuation of the fund’s holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the Valuation Designee seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the NAV of the fund’s shares and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark.
Schwab Global Real Estate Fund | Annual Report17

Schwab Global Real Estate Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
• Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
• Cash management sweep time deposits: Balances held in cash management sweep time deposits were accounted for on a cost basis, which approximated fair value.
• Securities for which no quoted value is available: The Valuation Designee has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a security may be fair valued when it’s de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Fair value determinations are made in good faith in accordance with adopted valuation procedures. The Valuation Designee considers a number of factors, including unobservable market inputs, when arriving at fair value. The Valuation Designee may employ methods such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation methods used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If it is determined that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and the Valuation Designee’s judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
• Level 1 — quoted prices in active markets for identical investments - Investments whose values are based on quoted market prices in active markets. These generally include active listed equities, mutual funds, ETFs and futures contracts. Mutual funds and ETFs are classified as Level 1 prices, without consideration to the classification level of the underlying securities held.
• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the valuation of the fund’s holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Valutation Designee has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
• Level 3 — significant unobservable inputs (including the Valuation Designee’s assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not readily available for these securities, one or more valuation methods are used for which sufficient and reliable data is available. The inputs used in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated in the absence of market information. Assumptions used due to the lack of observable inputs may significantly impact the resulting fair value and therefore a fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the fund’s investments as of February 28, 2023, are disclosed in the Portfolio Holdings.
18Schwab Global Real Estate Fund | Annual Report

Schwab Global Real Estate Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. The fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by the fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their value may change daily.
Securities Lending: Under the trust’s Securities Lending Program, the fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides the fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating pursuant to Rule 2a-7 under the 1940 Act. The fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities  lending agreement allow the fund or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement.  Securities lending income, as disclosed in the fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between the fund and the lending agent. The aggregate fair value of securities loaned will not at any time exceed one-third of the total assets of the fund, including collateral received from the loan. Securities lending fees paid to the unaffiliated lending agents start at 9% of gross lending revenue, with subsequent breakpoints to a low of 5%. In this context, the gross lending revenue equals the income received from the investment of cash collateral and fees paid by borrowers less any rebates paid to the borrowers. Any expenses charged by the cash collateral fund are in addition to these fees. All remaining revenue is retained by the fund, as applicable. No portion of lending revenue is paid to or retained by the investment adviser or any of its affiliates.
As of February 28, 2023, the fund had no securities on loan.
Cash Management Transactions: Effective May 23, 2022 Brown Brothers Harriman & Co. (BBH) was replaced by Citibank, N.A as custodian of the fund. The fund no longer subscribes to the BBH Cash Management Service Sweep (CMS Sweep). The BBH CMS Sweep was an investment product that automatically swept the fund’s cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allowed the fund to earn interest on cash balances. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, was subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The fund assumed the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit was ultimately placed. The fund terminated the CMS Sweep program and cash was returned to the fund prior to terminating services with BBH.
Cash Investments: The fund may invest a portion of its assets in cash. Cash includes cash bank balances in an interest-bearing demand deposit account with maturity on demand by the fund.
Passive Foreign Investment Companies: The fund may own shares in certain foreign corporations that meet the Internal Revenue Code definition of a Passive Foreign Investment Company (PFIC). The fund may elect for tax purposes to mark-to-market annually the shares of each PFIC lot held and would be required to distribute as ordinary income to shareholders any such marked-to-market gains (as well as any gains realized on sale).
Central Securities Depositories Regulation: The Central Securities Depositories Regulation (CSDR) introduced measures for the authorization and supervision of European Union Central Security Depositories and created a common set of prudential, organizational, and conduct of business standards at a European level. CSDR is designed to support securities settlement and operational aspects of securities settlement, including the provision of shorter settlement periods; mandatory buy-ins; and cash penalties, to prevent and address settlement fails. CSDR measures are aimed to prevent settlement fails by ensuring that all transaction details are provided to facilitate settlement, as well as further incentivizing timely settlement by imposing cash penalty fines and buy-ins. The Fund may be subject to pay cash penalties and may also receive cash penalties with certain counterparties in instances where there are settlement fails. These cash penalties are included in net realized gains (losses) on sales of securities in the fund’s Statement of Operations, if any.
Schwab Global Real Estate Fund | Annual Report19

Schwab Global Real Estate Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the Statement of Operations. The fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the fund on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the fund records a liability based on unrealized appreciation to provide for potential non-U.S. taxes payable upon the sale of these securities.
When the fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
The fund invests in real estate investment trusts (REITs) which report information on the source of their distributions annually. The fund’s policy is to record all REIT distributions initially as dividend income on the ex-dividend date and then re-designate them as return of capital and/or capital gain distributions at the end of the reporting period based on information provided annually by each REIT, and management estimates such re-designations when actual information has not yet been reported.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the date the ex-dividend date is confirmed.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
(e) Expenses:
Expenses that are specific to the fund are charged directly to the fund. Expenses that are common to more than one fund in the trusts generally are allocated among those funds in proportion to their average daily net assets.
(f) Distributions to Shareholders:
The fund makes distributions from net investment income, if any, quarterly and from net realized capital gains, if any, once a year. To receive a distribution, you must be a registered shareholder on the record date. Distributions are paid to shareholders on the payable date.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
20Schwab Global Real Estate Fund | Annual Report

Schwab Global Real Estate Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(h) Federal Income Taxes:
The fund intends to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains, if any, to its shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.
(i) Foreign Taxes:
The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the fund invests. These foreign taxes, if any, are paid by the fund and are disclosed in the Statement of Operations. Foreign taxes accrued as of February 28, 2023, if any, are reflected in the fund’s Statement of Assets and Liabilities.
(j) Indemnification:
Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.
(k) Regulatory Update:
Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.

3. Risk Factors:
Investing in the fund may involve certain risks, as discussed in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Management Risk. As an actively managed mutual fund, the fund is subject to the risk that its investment adviser will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its objective. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.
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Schwab Global Real Estate Fund
Financial Notes (continued)

3. Risk Factors (continued):
Small-Cap Company Risk. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Real Estate Investment Risk. The fund has a policy of concentrating its investments in real estate companies and companies related to the real estate industry. As such, the fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets. These risks include, among others: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; defaults by borrowers or tenants, particularly during an economic downturn; and changes in interest rates.
REITs Risk. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and cash flows and may have their investments in relatively few properties, or in a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar. To the extent the fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance maybe adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and record keeping requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
Convertible Securities Risk. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.
Derivatives Risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right, but not the obligation, to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments. The fund’s use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to counterparty risk, lack of availability risk, valuation risk, correlation risk and tax risk. Counterparty risk is the risk that the counterparty to a derivatives transaction may not fulfill its contractual obligations either because the financial condition of the counterparty declines, or because the counterparty is otherwise unable or unwilling to perform under the contract. Lack of availability risk is the risk that suitable
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Schwab Global Real Estate Fund
Financial Notes (continued)

3. Risk Factors (continued):
derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility and could cause the fund to lose more than the initial amount invested.
Leverage Risk. Certain fund transactions, such as derivatives transactions, short sales and reverse repurchase agreements, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.
Short Sales Risk. The fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security.
ETF Risk. When the fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio securities.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Portfolio Turnover Risk. The fund buys and sells portfolio securities actively. This may cause the fund’s portfolio turnover rate and transaction costs to rise, which may lower the fund’s performance and may increase the likelihood of capital gains distributions.
Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management, a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between the investment adviser and the trust.
For its advisory and administrative services to the fund, the investment adviser is entitled to receive an annual fee equal to 0.50% of the fund’s average daily net assets. Prior to June 27, 2022, the annual fee was 0.77%. For the period ended February 28, 2023, the aggregate advisory fee paid to the investment adviser by the fund was 0.60%, as a percentage of the fund’s average daily net assets.
Shareholder Servicing
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (Schwab), a broker-dealer affiliate of the investment adviser (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the fund.
Effective June 27, 2022, pursuant to the Plan, the fund’s shares are subject to an annual shareholder servicing fee up to 0.15%. Prior to June 27, 2022, the fund’s shares were subject to an annual shareholder servicing fee up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the fund (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the fund). Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
Expense Limitation
Although these agreements specify certain fees for these services, the investment adviser and its affiliates have made an additional agreement with the fund, for so long as the investment adviser serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding
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Schwab Global Real Estate Fund
Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
interest, taxes and certain non-routine expenses (expense limitation) to 0.75%. The above expense limitation also excludes paying acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds. Prior to June 27, 2022, the expense limitation was 1.05%, excluding interest, taxes, and certain non-routine expenses.
Investments from Affiliates
Certain funds in the Fund Complex may own shares of other funds in the Fund Complex. The table below reflects the percentage of shares of the fund that are owned by other funds in the Fund Complex as of February 28, 2023:
Schwab Monthly Income Fund - Flexible Payout	2.2%
Schwab Monthly Income Fund - Income Payout	1.4%
Schwab Monthly Income Fund - Target Payout	1.3%
Schwab Target 2010 Fund	0.4%
Schwab Target 2015 Fund	0.5%
Schwab Target 2020 Fund	3.7%
Schwab Target 2025 Fund	5.8%
Schwab Target 2030 Fund	13.6%
Schwab Target 2035 Fund	8.6%
Schwab Target 2040 Fund	18.6%
Schwab Target 2045 Fund	4.5%
Schwab Target 2050 Fund	4.7%
Schwab Target 2055 Fund	3.2%
Schwab Target 2060 Fund	1.0%
Schwab Target 2065 Fund	0.2%
Interfund Transactions
The fund may engage in transactions with certain other funds in the Fund Complex in accordance with procedures adopted by the Board pursuant to Rule 17a-7 under the 1940 Act. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended February 28, 2023, the fund’s had no interfund transactions.
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The fund had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The fund did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on the fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.
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Schwab Global Real Estate Fund
Financial Notes (continued)

 6. Borrowing from Banks:
During the period, the fund was a participant with other funds in the Fund Complex in a joint, syndicated, committed $850 million line of credit (the Syndicated Credit Facility), which matured on September 29, 2022. On September 29, 2022, the Syndicated Credit Facility was amended to run for a new 364 day period with the line of credit amount increasing to $1 billion, maturing on September 28, 2023. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by the fund, the fund paid a commitment fee of 0.15% per annum on the fund’s proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the fund was a participant with other funds in the Fund Complex in a joint, unsecured, uncommitted $400 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matured on September 29, 2022. On September 29, 2022, the Uncommitted Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on September 28, 2023. Under the terms of the Uncommitted Credit Facility, the fund pays interest on the amount the fund borrows. There were no borrowings from either line of credit during the period.
The fund also has access to custodian overdraft facilities. The fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Derivatives:
The fund entered into equity index futures contracts during the report period. The fund invested in futures contracts to equitize available cash. The value and variation margin for futures contracts held at February 28, 2023, are presented in the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized gains (losses) and net change in unrealized appreciation (depreciation) on futures contracts are presented on the Statement of Operations, if any. Refer to financial note 2(b) for the fund’s accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts.  During the period ended February 28, 2023, the month-end average notional amounts of futures contracts held by the fund was $2,103,234 and the month-end average number of contracts held was 10.

8. Purchases and Sales of Investment Securities:
For the period ended February 28, 2023, purchases and sales of securities (excluding short-term obligations) were as follows:
PURCHASES OF SECURITIES	SALES OF SECURITIES
$270,872,324	$270,785,037

9. Federal Income Taxes:
As of February 28, 2023, the tax basis cost of the fund’s investments and gross unrealized appreciation and depreciation were as follows:
TAX COST	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
$298,103,352	$22,527,083	($22,254,049)	$273,034
As of February 28, 2023, the components of distributable earnings on a tax basis were as follows:
UNDISTRIBUTED ORDINARY INCOME	NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	NET OTHER UNREALIZED APPRECIATION (DEPRECIATION)	CAPITAL LOSS CARRYFORWARDS AND OTHER LOSSES	TOTAL
$2,472,878	$273,034	($19,360)	($49,858,491)	($47,131,939)
The primary differences between book basis and tax basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales and the realization for tax purposes of unrealized appreciation on investments in PFICs. The tax cost of the fund’s investments, disclosed above, have been adjusted from its book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
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Schwab Global Real Estate Fund
Financial Notes (continued)

9. Federal Income Taxes (continued):
Capital loss carryforwards have no expiration and may be used to offset future realized capital gains for federal income tax purposes. As of February 28, 2023, the fund had capital loss carryforwards of $49,858,491.
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
CURRENT FISCAL YEAR END DISTRIBUTIONS	PRIOR FISCAL YEAR END DISTRIBUTIONS
ORDINARY INCOME	ORDINARY INCOME
$8,541,748	$12,406,849
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of February 28, 2023, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended February 28, 2023, the fund did not incur any interest or penalties.

10. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Schwab Global Real Estate Fund
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Investments and Shareholders of Schwab Global Real Estate Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio holdings, of Schwab Global Real Estate Fund (the “Fund”), one of the funds constituting Schwab Investments, as of February 28, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the two years in the period ended February 29, 2020 were audited by other auditors, whose report, dated April 16, 2020, expressed an unqualified opinion on such financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Denver, Colorado
April 17, 2023
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 2020.
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Schwab Global Real Estate Fund
Other Federal Tax Information (unaudited)

For the fiscal year ended February 28, 2023, the fund designates $3,133,984 of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2024 via IRS Form 1099 of the amounts for use in preparing their 2023 income tax return.
For the fiscal year ended February 28, 2023, the fund designates $3,395,204 as dividends eligible for the 20% qualified business income deduction under section 199A of the Internal Revenue Code. Shareholders will be notified in January 2024 via IRS Form 1099 of the amounts for use in preparing their 2023 income tax return.
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Schwab Global Real Estate Fund
Liquidity Risk Management Program  (unaudited)

The fund has adopted and implemented a liquidity risk management program (the “program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated the fund’s investment adviser, Charles Schwab Investment Management, Inc., dba Schwab Asset Management, as the administrator of the program. Personnel of the investment adviser or its affiliates conduct the day-to-day operation of the program.
Under the program, the investment adviser manages a fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. The program is reasonably designed to assess and manage a fund’s liquidity risk, taking into consideration the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its historical redemption history and shareholder concentrations; and its cash holdings and access to other funding sources, including the custodian overdraft facility and lines of credit. The investment adviser’s process of determining the degree of liquidity of each fund’s investments is supported by third-party liquidity assessment vendors.
The fund’s Board reviewed a report at its meeting held on September 19, 2022 prepared by the investment adviser regarding the operation and effectiveness of the program for the period June 1, 2021, through May 31, 2022, which included individual fund liquidity metrics. No significant liquidity events impacting the fund were noted in the report. In addition, the investment adviser provided its assessment that the program had been operating effectively in managing the fund’s liquidity risk.
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Schwab Global Real Estate Fund
Trustees and Officers

The tables below give information about the trustees and officers of Schwab Investments, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 105 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Michael J. Beer 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	Retired. Director, President and Chief Executive Officer (Dec. 2016 – Sept. 2019), Principal Funds (investment management).	105	Director (2016 – 2019), Principal Funds, Inc.
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor.	105	None
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired.	105	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	105	Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – 2021), Adamas Pharmaceuticals, Inc. Director (2003 – 2019), Symantec Corporation
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018 – present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009 – 2017), CareGroup Healthcare System, Inc. (healthcare).	105	None
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Schwab Global Real Estate Fund
Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	105	None
J. Derek Penn 1957 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Head of Equity Sales and Trading (2006 – 2018), BNY Mellon (financial services).	105	None
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Schwab Global Real Estate Fund

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)
Co-Chairman of the Board (July 2022 – present), Director and Chief
Executive Officer (Oct. 2008 – present) and President
(Feb. 2007 – Oct. 2021), The Charles Schwab Corporation; President and
Chief Executive Officer (Oct. 2008 – Oct. 2021) and Director
(May 2008 – Oct. 2021), Charles Schwab & Co., Inc.; Director
(Apr. 2006 – present), Charles Schwab Bank, SSB; Director
(Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director
(July 2019 – present), Charles Schwab Trust Bank; Director
(May 2008 – present), Chief Executive Officer (Aug. 2017 – present) and
President (Aug. 2017 – Nov. 2021), Schwab Holdings, Inc.; Director
(Oct. 2020 – present), TD Ameritrade Holding Corporation; Director
(July 2016 – Oct. 2021), Charles Schwab Investment Management, Inc.
		105	Director (2008 – present), The Charles Schwab Corporation
Richard A. Wurster[2] 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)
President (Oct. 2021 – present) and Executive Vice President – Schwab
Asset Management Solutions (Apr. 2019 – Oct. 2021), The Charles
Schwab Corporation; President, Director (Oct. 2021 – present), Executive
Vice President – Schwab Asset Management Solutions
(July 2019 – Oct. 2021) and Senior Vice President – Advisory
(May 2016 – July 2019), Charles Schwab & Co., Inc.; President
(Nov. 2021 – present), Schwab Holdings, Inc.; Director
(Oct. 2021 – present) and Chief Executive Officer (Nov. 2019 – Jan. 2022),
Charles Schwab Investment Management, Inc.; Director, Chief Executive
Officer and President (Mar. 2018 – Oct. 2022), Charles Schwab Investment
Advisory, Inc.; Chief Executive Officer (July 2016 – Apr. 2018) and
President (Mar. 2017 – Apr. 2018), ThomasPartners, Inc.; Chief Executive
Officer (July 2016 – Apr. 2018), Windhaven Investment Management, Inc.
		105	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2018)

Director (Apr. 2019 – present), President (Oct. 2018 – present), Chief Operating Officer
(Jan. 2021 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab
Investment Management, Inc.; Senior Vice President (June 2020 – Mar. 2022) and Chief
Operating Officer (Jan. 2021 – Mar. 2022), Charles Schwab Investment Advisory, Inc.; Chief
Executive Officer (Apr. 2019 – present), President (Nov. 2018 – present) and Trustee
(Apr. 2019 – Dec. 2020), Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director
(May 2022 – present), Senior Vice President (Apr. 2019 – May 2022) and Senior Vice
President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), Charles
Schwab & Co., Inc.

Mark Fischer
1970
Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2013)

Chief Operating Officer (Dec. 2020 – present) and Treasurer and Chief Financial Officer
(Jan. 2016 – Dec. 2022), Schwab Funds, Laudus Trust and Schwab ETFs; Chief Financial
Officer (Mar. 2020 – present) and Vice President (Oct. 2013 – present), Charles Schwab
Investment Management, Inc.

Dana Smith
1965
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2023)

Treasurer and Chief Financial Officer (Jan. 2023 – present) and Assistant Treasurer
(Dec. 2015 – Dec. 2022), Schwab Funds, Laudus Trust and Schwab ETFs; Vice President
(Mar. 2022 – present) and Director (Oct. 2015 – Mar. 2022), Charles Schwab Investment
Management, Inc.

32Schwab Global Real Estate Fund | Annual Report

Schwab Global Real Estate Fund
Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Omar Aguilar
1970
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2011)

Chief Executive Officer (Jan. 2022 – present), Chief Investment Officer (Apr. 2011 – present)
and Senior Vice President (Apr. 2011 – Dec. 2021), Charles Schwab Investment
Management, Inc.; Director, Chief Executive Officer and President (Oct. 2022 – present),
Charles Schwab Investment Advisory, Inc.; Vice President and Chief Investment Officer
(June 2011 – present), Schwab Funds, Laudus Trust and Schwab ETFs.

Brett Wander
1961
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2011)

Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab
Investment Management, Inc.; Vice President and Chief Investment Officer
(June 2011 – present), Schwab Funds, Laudus Trust and Schwab ETFs.

William P. McMahon, Jr.
1972
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2021)

Senior Vice President and Chief Investment Officer (Jan. 2020 – present), Charles Schwab
Investment Management, Inc.; Vice President and Chief Investment Officer
(June 2021 – present), Schwab Funds, Laudus Trust and Schwab ETFs; Senior Vice President
and Chief Investment Officer – ThomasPartners Strategies (Apr. 2018 – Dec. 2019), Charles
Schwab Investment Advisory, Inc.; Senior Vice President and Chief Investment Officer
(May 2001 – Apr. 2018), ThomasPartners, Inc.

Catherine MacGregor
1964
Chief Legal Officer and Secretary, Schwab Funds and
Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Trust
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios and Laudus Trust since 2005; Schwab Strategic
Trust since 2009)

Chief Legal Officer (Mar. 2022 – present) and Vice President (Sept. 2005 – present), Charles
Schwab Investment Management, Inc.; Managing Director (May 2022 – present) and Vice
President (July 2005 – May 2022), Charles Schwab & Co., Inc.; Vice President
(Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Trust;
Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President
(Nov. 2005 – Oct. 2021) and Assistant Secretary (June 2007 – Oct. 2021), Schwab Funds;
Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President and Assistant
Secretary (Oct. 2009 – Oct. 2021), Schwab ETFs.

1
Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
2
Mr. Bettinger and Mr. Wurster are Interested Trustees. Mr. Bettinger and Mr. Wurster are Interested Trustees because each owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc., the investment adviser for the trusts in the Fund Complex, and is an employee of Charles Schwab & Co., Inc. (Schwab), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust.
3
The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
Schwab Global Real Estate Fund | Annual Report33

Schwab Global Real Estate Fund
Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.
Bloomberg US Aggregate Bond Index An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed-income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
cap, capitalization See “market cap.”
capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
Dow Jones Equity All REIT Capped Index A float-adjusted market cap weighted index that is designed to measure all equity real estate investment trusts (REITs) in the Dow Jones U.S. Total Stock Market Index, as defined by the S&P Dow Jones Indices REIT/RESI Industry Classification Hierarchy, that meet the minimum float market capitalization (FMC) and liquidity thresholds. The aggregate weight of all companies weighing more than 4.5% cannot exceed 22.5%, and no single company’s weight can exceed 10%. The index is reviewed daily based on each company’s capped market capitalization weight. Daily capping is only performed when the sum of companies with weights great than 5% exceeds 25%.
earnings growth rate For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.
earnings per share (EPS) A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.
expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
FTSE EPRA Nareit Global Index (Net) An index that provides a diverse representation of publicly traded equity real estate investment trusts (REITs) and listed property companies worldwide. The index constituents are free-float adjusted, and screened on liquidity, size and revenue. The index is comprised of countries in developed and emerging markets. The Net of Tax Index is calculated based on the maximum withholding tax rates applicable to dividends received by institutional investors who are not resident in the same country as the remitting company and who do not benefit from double taxation treaties.
market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.
median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.
MSCI EAFE Index (Net) A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index (Net) A free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B) The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E) The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
real estate investment trust (REIT) Real estate companies that own and commonly operate income producing commercial and/or residential real estate.
real estate operating companies (REOC) Real estate companies that engage in the development, management or financing of real estate.
return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
34Schwab Global Real Estate Fund | Annual Report

Schwab Global Real Estate Fund
rights and warrants Rights and warrants are types of securities that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. Rights allow a shareholder to buy more shares directly from the company, usually at a price somewhat lower than the current market price of the outstanding shares. Warrants are usually issued with bonds and preferred stock. Rights and warrants can trade on the market separately from the company’s stock. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying common stock. Rights usually expire within a few weeks of issuance, while warrants may not expire for several years. If a right or warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the right or warrant and the right to purchase the underlying security.
S&P 500 Index An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
stock A share of ownership, or equity, in the issuing company.
total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield The income paid out by an investment, expressed as a percentage of the investment’s market value.
Schwab Global Real Estate Fund | Annual Report35

Schwab Global Real Estate Fund
Schwab Asset Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Schwab Asset Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds®.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabassetmanagement.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

Schwab Funds
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab International Opportunities Fund
Schwab Select Large Cap Growth Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab Opportunistic Municipal Bond Fund
Schwab Money Funds2
Schwab provides a broad choice of taxable and tax-exempt money market funds for both retail and institutional client types.
Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds
1-877-824-5615
© 2023 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
¹
State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²
You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR41206-15
00284398

Item 2: Code of Ethics.

(a)

Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1) Registrant has filed this code of ethics as an exhibit pursuant to Item 13(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that Kimberly S. Patmore, Michael J. Beer and J. Derek Penn, each currently serving on its audit, compliance and valuation committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit, compliance and valuation committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Ms. Patmore, Mr. Beer and Mr. Penn as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit, compliance and valuation committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit, compliance and valuation committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

Registrant is composed of eight operational series. One series has a fiscal year-end of the last day of February, whose annual financial statements are reported in Item 1, six series have a fiscal year-end of August 31, and one series has a fiscal year-end of October 31. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the eight operational series during 2022/2023 and 2021/2022, based on their respective 2022/2023 and 2021/2022 fiscal years, as applicable.

The following table presents fees billed by the principal accountant in each of the last two fiscal years for the services rendered to the Funds:

(a)Audit Fees[1]		(b)Audit-Related Fees		(c) Tax Fees[2]		(d) All Other Fees
Fiscal Year 2022/2023	Fiscal Year 2021/2022	Fiscal Year 2022/2023	Fiscal Year 2021/2022	Fiscal Year 2022/2023	Fiscal Year 2021/2022	Fiscal Year 2022/2023	Fiscal Year 2021/2022
$264,750	$264,750	$0	$0	$24,800	$24,800	$0	$0

[1]	The nature of the services includes audit of the registrant’s annual financial statements and normally provided services in connection with regulatory filings for those fiscal years.
[2]	The nature of the services includes tax compliance, tax advice and tax planning.

(e) (1) Registrant’s audit, compliance and valuation committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) There were no services described in each of paragraphs (b) through (d) above that were approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2022/2023: $2,859,315	2021/2022: $2,523,317

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit, compliance and valuation committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5: Audit Committee of Listed Registrants.

Not applicable.

Item 6: Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a)

Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Jonathan de St. Paer and Registrant’s Chief Financial Officer, Dana Smith, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)

During the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a) (1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached

(2)

Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (the “1940 Act”), are attached.

(b)

A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Investments – Schwab Global Real Estate Fund

By:	/s/ Jonathan de St. Paer
Jonathan de St. Paer Chief Executive Officer

Date:	April 17, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan de St. Paer
Jonathan de St. Paer Chief Executive Officer

Date:	April 17, 2023

By:	/s/ Dana Smith
Dana Smith Chief Financial Officer

Date:	April 17, 2023